Exhibit 10.4

VOID AFTER 5:00 P.M., CENTRAL TIME ON AUGUST 2, 2004                NO. ________


THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED OR SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS, OR UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

                                             Right to Purchase 396,899 Shares of
                                                    Common Stock, $.01 par value

Date:   August 2, 2000

                                   THCG, INC.
                             STOCK PURCHASE WARRANT


        THIS CERTIFIES THAT, for value received, CASTLE CREEK TECHNOLOGY PARTNERS LLC, an Illinois limited liability company (the "Initial Holder," and together with any transferees as permitted under this Warrant, the "Holder"), or its registered assigns, is entitled to purchase from THCG, Inc., a Delaware corporation (the "Company"), at any time or from time to time during the period specified in Section 2 hereof, 396,899 fully paid and non-assessable shares of the Company's Common Stock, $.01 par value (the "Common Stock"), at an exercise price of $5.039 per share (the "Exercise Price"). This Warrant is being issued pursuant to that certain Securities Purchase Agreement dated August 1, 2000 by and among the Company and the Holder (the "Securities Purchase Agreement"). The number of shares of Common Stock purchasable hereunder (the "Warrant Shares") and the Exercise Price are subject to adjustment as provided in Section 4 hereof.

        The term "Closing Bid Price" means, for any security as of any date, the closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg Financial Markets or a comparable reporting service of national reputation selected by the Company and reasonably acceptable to the holder hereof ("Bloomberg") or if Bloomberg is not then reporting closing bid prices of such security, or if the foregoing does not apply, the last reported sale price of such security in the over-the-counter market on the electronic bulletin board of such security as reported by Bloomberg, or, if no sale price is reported for such security by Bloomberg, the average of the bid prices of all market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc.

If the Closing Bid Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as reasonably determined by an investment banking firm selected by the Company and reasonably acceptable to the Holder with the costs of such appraisal to be borne by the Company.

        This Warrant is subject to the following terms, provisions, and conditions:

         1. Mechanics of Exercise. Subject to the provisions hereof, including, without limitation, the limitations contained in Section 8(f) hereof, this Warrant may be exercised as follows:

               (a) Manner of Exercise. This Warrant may be exercised by the Holder, in whole or in part, by the surrender of this Warrant (or evidence of loss, theft, destruction or mutilation thereof in accordance with Section 8(c) hereof), together with a completed exercise agreement in the form of the Form of Exercise Agreement attached hereto as Exhibit 1 (the "Exercise Agreement"), to the Company at the Company's principal executive offices (or such other office or agency of the Company as it may designate by notice to the Holder), and upon
(i) payment to the Company in cash, by certified or official bank check or by wire transfer to the account of the Company of the Exercise Price for the Warrant Shares specified in the Exercise Agreement or (ii) if the Holder elects to effect a Cashless Exercise (as defined in Section 12(c) below), delivery to the Company of a written notice of an election to effect a Cashless Exercise for the Warrant Shares specified in the Exercise Agreement. The Warrant Shares so purchased shall be deemed to be issued to the Holder or Holder's designees, as the record owner of such shares, as of the date on which this Warrant shall have been surrendered, the completed Exercise Agreement shall have been delivered and payment (or notice of an election to effect a Cashless Exercise) shall have been made for such shares as set forth above.
 Notwithstanding anything in the foregoing which may be to the contrary, the effective date of any exercise shall be the date on which the Exercise Agreement is delivered to the Company, so long as this Warrant is delivered to the Company within three (3) business days after such date.

               (b) Issuance of Certificates. Subject to Section 1(c) hereof, certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the Holder within a reasonable time, not exceeding three (3) business days, after this Warrant shall have been so exercised (the "Delivery Period"). The certificates so delivered shall be in such denominations as may be reasonably requested by the Holder and shall be registered in the name of Holder or such other name as shall be designated by such Holder. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the Holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.

               (c) Exercise Disputes. In the case of any dispute with respect to an exercise, the Company shall promptly issue such number of shares of Common Stock as are not disputed in accordance with Section (b) hereof. If such dispute involves the calculation of the Exercise

Price, the Company shall submit the disputed calculations to a nationally recognized independent accounting firm (selected by the Company and reasonably acceptable to Holder) via facsimile within three (3) business days of receipt of the Exercise Agreement. The accounting firm shall audit the calculations and notify the Company and the exercising Holder of the results no later than five
(5) business days from the date it receives the disputed calculations. The accounting firm's calculation shall be deemed conclusive, absent manifest error. The Company shall then issue the appropriate number of shares of Common Stock in accordance with Section 1(b) hereof.

               (d) Fractional Shares. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fractional share which would otherwise be issuable in an amount equal to the same fraction of the Exercise Price of a share of Common Stock (as determined for exercise of this Warrant into whole shares of Common Stock); provided that in the event that sufficient funds are not legally available for the payment of such cash adjustment any fractional shares of Common Stock shall be rounded up to the next whole number.

         2. Period of Exercise. This Warrant is exercisable at any time and from time to time on or after the date hereof and before 5:00 P.M., Central Standard Time on the fourth (4th) anniversary of the date hereof (the "Exercise Period").

         3. Certain Agreements of the Company. The Company hereby covenants and agrees as follows:

               (a) Shares to be Fully Paid. All Warrant Shares will, upon issuance in accordance with the terms of this Warrant, be validly issued, fully paid and non-assessable and free from all taxes, liens, claims and encumbrances, except those placed thereon by the Holder or any person claiming rights by, through or under the Holder.

               (b) Reservation of Shares. On the Closing Date (as defined in the Securities Purchase Agreement) and thereafter, the Company shall at all times have authorized and reserved for the purpose of issuance upon exercise of this Warrant a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

               (c) Listing. The Company shall promptly secure the listing of the shares of Common Stock issuable upon exercise of this Warrant upon the Nasdaq National Market ("Nasdaq") and use its best efforts to secure the listing of its securities on the Nasdaq National Market or the New York Stock Exchange and upon each such national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed or become listed and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Common Stock from time to time issuable upon the exercise of this Warrant; and the Company shall so list on each national securities exchange or automated quotation system, as the case may be, and shall maintain such listing of any other shares of capital stock of the Company issuable upon the exercise of this Warrant so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system.

               (d) Certain Actions Prohibited. The Company will not, by amendment of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such actions as may reasonably be requested by the Holder of this Warrant in order to protect the exercise privilege of the Holder of this Warrant, consistent with the tenor and purpose of this Warrant. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, and (ii) will take all such actions as may be reasonably necessary or appropriate in order that the Company may at all times validly and legally issue fully paid and non- assessable shares of Common Stock upon the exercise of this Warrant.

        4. Antidilution Provisions. Subject to Section 8(f), during the Exercise Period, the Exercise Price and the number of Warrant Shares issuable shall be subject to adjustment from time to time as provided in this Section 4. In the event that any adjustment of the Exercise Price as required herein results in a fraction of a cent, such Exercise Price shall be rounded up or down to the nearest cent.

               (a) Adjustments of Exercise Price.

                             (i) Except as otherwise  provided in Section  4(a),
4(c) or 4(e) hereof, if and whenever after the initial issuance of this Warrant, the Company issues or sells, or in accordance with Section 4(b) hereof is deemed to have issued or sold, any shares of Common Stock for no consideration or for a consideration per share less than the then current Exercise Price on the date of issuance, then effective immediately upon such issuance, the Exercise Price will be adjusted to be equal to the consideration per share received, or deemed to be received pursuant to this Section 4, in such issuance.

                             (ii)  Except  as  otherwise   provided  in  Section
4(a)(i), 4(c) or 4(e) hereof, if and whenever after the initial issuance of this Warrant, the Company issues or sells, or in accordance with Section 4(b) hereof is deemed to have issued or sold, any shares of Common Stock for no consideration or for a consideration per share less than the then current Market Price (as defined in Section 4(k)(ii)) (a "Dilutive Issuance"), then effective immediately upon the Dilutive Issuance, the Exercise Price will be adjusted in accordance with the following formula:

               E' = (E) (O + P/M) / (CSDO)


               where:

               E'     =      the adjusted Exercise Price
               E      =      the then current Exercise Price;

               M      =      the then current Market Price;
               O      =      the  number of shares of Common  Stock  outstanding
                             immediately prior to the Dilutive Issuance;
               P      =      the  aggregate  consideration,  calculated  as  set
                             forth  in  Section  4(b)  hereof,  received  by the
                             Company upon such Dilutive Issuance; and
               CSDO   =      the total number of shares of Common Stock Deemed
                             Outstanding (as herein defined) immediately after the Dilutive Issuance.

Notwithstanding anything to the contrary in this Section 4(a)(ii), no adjustment shall be made under this Section 4(a)(ii) to the Exercise Price if shares of Common Stock are issued or sold or, in accordance with Section 4(b) hereof, are deemed to be issued or sold by the Company, for a consideration per share in excess of 125% of the then effective Exercise Price.

               (b) Effect on Exercise Price of Certain Events. For purposes of determining the adjusted Exercise Price under Section 4(a) hereof, the following will be applicable:

                             (i)  Issuance of Rights or Options.  If the Company
in any manner issues or grants any warrants, rights or options, whether or not immediately exercisable, to subscribe for or to purchase Common Stock or other securities exercisable, convertible into or exchangeable for Common Stock ("Convertible Securities"), but not to include the grant or exercise of any stock or options which may hereafter be granted or exercised under any employee or Director benefit plan of the Company now existing or to be implemented in the future (so long as the issuance of such stock or options is approved by a committee of independent directors of the Company) (such warrants, rights and options to purchase Common Stock or Convertible Securities are hereinafter referred to as "Options"), and the price per share for which Common Stock is issuable upon the exercise of such Options is less than the greater of the Exercise Price or the Market Price on the date of issuance ("Below Market Options"), then the maximum total number of shares of Common Stock issuable upon the exercise of all such Below Market Options (assuming full exercise, conversion or exchange of Convertible Securities, if applicable) will, as of the date of the issuance or grant of such Below Market Options, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For purposes of the preceding sentence, the price per share for which Common Stock is issuable upon the exercise of such Below Market Options is determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or granting of such Below Market Options, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of all such Below Market Options, plus, in the case of Convertible Securities issuable upon the exercise of such Below Market Options, the minimum aggregate amount of additional consideration payable upon the exercise, conversion or exchange thereof at the time such Convertible Securities first become exercisable, convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the exercise of all such Below Market Options (assuming full conversion of Convertible Securities, if applicable). No further adjustment to the Exercise Price will be made upon the actual issuance of such Common Stock upon the exercise of such Below Market Options or upon the exercise, conversion or exchange of Convertible Securities issuable upon exercise of such Below Market Options.

                             (ii) Issuance of Convertible Securities.

                                  (A) If the  Company  in any  manner  issues or
sells any Convertible Securities, whether or not immediately convertible (other than where the same are issuable upon the exercise of Options) and the price per share for which Common Stock is issuable upon such exercise, conversion or exchange (as determined pursuant to Section 4(b)(ii)(B) if applicable) is less than the greater of the Market Price or the Exercise Price then in effect on the date of issuance, then the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities will, as of the date of the issuance of such Convertible Securities, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For the purposes of the preceding sentence, the price per share for which Common Stock is issuable upon such exercise, conversion or exchange is determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange thereof at the time such Convertible Securities first become exercisable, convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities. No further adjustment to the Exercise Price will be made upon the actual issuances of such Common Stock upon exercise, conversion or exchange of such Convertible Securities.

                                  (B) If the  Company  in any  manner  issues or
sells any Convertible Securities with a fluctuating conversion or exercise price or exchange ratio (a "Variable Rate Convertible Security"), then the price per share for which Common Stock is issuable upon such exercise, conversion or exchange for purposes of the calculation contemplated by Section 4(b)(ii)(A) shall be deemed to be the lowest price per share which would be applicable assuming that (1) all holding period and other conditions to any discount or adjustment to the price of exercise, conversion or exchange (including, without limitation, resets) contained in such Convertible Security have been satisfied, and (2) the Market Price on the date of issuance of such Convertible Security was eighty five percent (85%) of the Market Price on such date (the "Assumed Variable Market Price").

                             (iii)  Change in Option Price or  Conversion  Rate.
Except for the grant or exercise of any stock or options which may hereafter be granted or exercised under any employee or Director benefit plan of the Company now existing or to be implemented in the future, so long as the issuance of such stock or options is approved by a committee of independent directors of the Company, if there is a change at any time in (i) the amount of additional consideration payable to the Company upon the exercise of any Options; (ii) the amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange or any

Convertible Securities; or (iii) the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock (other than under or by reason of provisions designed to protect against dilution), the Exercise Price in effect at the time of such change will be readjusted to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold.

                             (iv) Treatment of Expired  Options and  Unexercised
Convertible Securities. If, in any case, the total number of shares of Common Stock issuable upon exercise of any Options or upon exercise, conversion or exchange of any Convertible Securities is not, in fact, issued and the rights to exercise such option or to exercise, convert or exchange such Convertible Securities shall have expired or terminated, the Exercise Price then in effect will be readjusted to the Exercise Price which would have been in effect at the time of such expiration or termination had such Options or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination (other than in respect of the actual number of shares of Common Stock issued upon exercise or conversion thereof), never been issued.

                             (v) Calculation of Consideration  Received.  If any
Common Stock, Options or Convertible Securities are issued, granted or sold for cash, the consideration received therefor for purposes of this Warrant will be the amount received by the Company therefor, before deduction of reasonable commissions, underwriting discounts or allowances or other reasonable expenses paid or incurred by the Company in connection with such issuance, grant or sale. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration part or all of which shall be other than cash, the amount of the consideration other than cash received by the Company will be the fair market value of such consideration except where such consideration consists of freely-tradeable securities, in which case the amount of consideration received by the Company will be the Market Price thereof as of the date of receipt. In case any Common Stock, Options or Convertible Securities are issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefor will be deemed to be the fair market value of such portion of the net assets and business of the non-surviving corporation as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair market value of any consideration other than cash or securities will be determined in the good faith reasonable business judgment of the Board of Directors.

                             (vi) Exceptions to Adjustment of Exercise Price. No
adjustment to the Exercise Price will be made (a) upon the issuance of shares as consideration in connection with an acquisition by the Company of any business or assets, regarding which the Company has obtained a fairness opinion from a nationally recognized investment banking firm or regarding which an appropriate officer of the Company has certified to the Purchaser that the board of directors of the Company has determined in its reasonable business judgment that the Company has received in such transaction the fair value for the shares issued therefor; (b)
upon the issuance of shares as consideration for services provided to the Company, (I) the issuances of which have been committed by the Company prior to the Closing Date and have been disclosed to the Purchaser in the schedules delivered pursuant to the Securities Purchase Agreement, or (II) the issuances of which are committed by the Company after the Closing Date, provided, however, that services provided pursuant to this clause (II) shall not exceed $200,000 in value so long as any shares of Preferred Stock are outstanding and services provided under this clause (b) in the aggregate shall not exceed $500,000 in value so long as any shares of Preferred Stock are outstanding; (c) upon the exercise, conversion or exchange of Convertible Securities issued and outstanding on the date hereof in accordance with the terms of such securities;
(d) upon issuances of Common Stock or option pursuant to any stock option, stock purchase or restricted stock plan of the Company covering employees, consultants and/or non-employee directors (and any amendment thereof or any award thereunder, provided any such amendment does not reduce any exercise price to an amount below $5.00 per share), so long as the issuance of such stock or option (other than to non-employee directors) is approved by a committee of independent directors of the Company, (e) upon the issuance of the Warrant Shares or the issuance of Conversion Shares (as defined in the Securities Purchase Agreement) in accordance with the Certificate of Designation (as defined in the Securities Purchase Agreement); (f) upon the exercise of this Warrant and Conversion of the Preferred Stock; (g) upon issuance of Common Stock pursuant to strategic investments from industry participants, the primary purpose of each of which is not to raise equity capital; (h) upon issuance of Common Stock to Ladenburg Thalmann pursuant to a warrant to be issued in connection with the closing of the transaction contemplated by the Securities Purchase Agreement or upon the issuance of such warrant; (i) in a fully distributed underwritten public offering or (j) upon issuance of Common Stock under the terms of the April 11, 2000 acquisition by the Company of Giza Group.

               (c) Subdivision or Combination of Common Stock. If the Company, at any time after the initial issuance of this Warrant, subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a greater number of shares, then, after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company, at any time after the initial issuance of this Warrant, combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionately increased.

               (d) Adjustment in Number of Shares. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 4, the number of shares of Common Stock issuable upon exercise of this Warrant shall be adjusted by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

               (e) Major Transactions. (i) If the Company shall with the approval of its Board of Directors consolidate or merge with any other corporation or entity (other than a consolidation or merger in which the Company is the surviving or continuing entity and either its capital stock is unchanged and unissued in such transaction or such capital stock is issued, which issuance, in the aggregate with all other such issuances during the 180-day period ending on the date on which such transaction is publicly disclosed, does not exceed twenty percent (20%) of the Common Stock), or there shall occur any share exchange pursuant to which all of the outstanding shares of Common Stock are converted into other securities or property, or there shall occur any other such reclassification or change of the outstanding shares of Common Stock, or the Company shall sell all or substantially all of its assets (each of the foregoing being a "Major Transaction"), then the holder of this Warrant may, at its option exercised by written notice to the Company given not more than five
(5) days prior to the consummation of such transaction, either (a) in the event that the Common Stock remains outstanding or holders of Common Stock receive any common stock or substantially similar equity interest, in each of the foregoing cases which is publicly traded, retain this Warrant and this Warrant shall continue to apply to such Common Stock or shall apply, as nearly as practicable, to such other common stock or equity interest, as the case may be, or (b) regardless of whether (a) applies, receive, in exchange for this Warrant (without payment of any exercise price hereunder), a number of shares of stock or securities or property (including cash) of the Company, or of the entity resulting from such Major Transaction, to which a holder of the number of shares of Common Stock delivered upon the exercise of this Warrant (pursuant to the cashless exercise feature hereof) would have been entitled upon such Major Transaction had such holder so exercised this Warrant (without regard to any limitations on exercise herein or elsewhere contained, other than the Cap Amount) on the trading date immediately preceding the effective date of such Major Transaction and had such Common Stock been issued and outstanding and had such Holder been the holder of record of such Common Stock at the time of the consummation of such Major Transaction (the "Major Transaction Consideration"), and the Company shall make lawful provision for the foregoing as a part of such Major Transaction and shall cause the issuer of any security in such transaction which constitutes Registrable Securities under that certain Registration Rights Agreement dated August 2, 2000 by and among the Company and the signatories thereto (the "Registration Rights Agreement") to assume all of the Company's obligations under the Registration Rights Agreement.

        (ii) In the event that the Company shall publicly propose to consolidate or merge with any other corporation in a transaction in which common stock of the surviving corporation or the parent thereof (the "Exchange Securities") is issued to the holders of Common Stock in such transaction in exchange for all such Common Stock, and (a) the Exchange Securities are publicly traded on the NASDAQ National Market or the New York Stock Exchange on the date such proposed transaction is publicly disclosed and remain so traded following consummation of such transaction, (b) the average daily trading volume of the Exchange Securities during the 45 trading day period beginning on the date on which such transaction is publicly disclosed is equal to or greater than the average daily trading volume of the Common Stock during the 45 trading day period ending on the date on which such transaction is publicly disclosed, (c) the historical 45 trading day volatility of the Exchange Securities during the period beginning on the date on which such transaction is publicly disclosed is equal to or greater than the 45 trading day volatility of the Common Stock during the 45 trading day period ending on the date on which such transaction is publicly disclosed and
(d) the market capitalization of the issuer of the Exchange Securities, based on the last sale price of the Exchange Securities on the date which is 45 trading days after the date on which such transaction is publicly disclosed, is equal to or greater than the market capitalization of the Company on the date immediately before the date on which such transaction is publicly disclosed (in each case, with respect to the foregoing clauses (a) through (d), as reported by Bloomberg or a comparable reporting service of national reputation selected by the Company and reasonably acceptable to Majority Holders (as defined in the Certificate of Designation) if Bloomberg is not then reporting closing sale prices of such security), then the provisions of clause
(b) of paragraph (i) above shall not apply.

        (iii) In the event that the Company shall, in a Major Transaction, consolidate or merge with any other corporation in a transaction in which the Company is the survivor and less than 40% of the Common Stock of the Company will have been issued, in the aggregate, in all the transactions described in paragraph (i) above during the 180-day period ending on the date on which such transaction is publicly disclosed, the provisions of clause (b) of paragraph (i) above shall not apply to the extent that each of the following conditions is satisfied: (a) the Common Stock remains publicly traded on the NASDAQ National Market, (b) the average daily trading volume of the Common Stock during the 45 trading day period beginning on the date on which such transaction is publicly disclosed is equal to or greater than the average daily trading volume of the Common Stock during the 45 trading day period ending on the date on which such transaction is publicly disclosed, (c) the historical 45 trading day volatility of the Company's Common Stock during the period beginning on the date on which such transaction is publicly disclosed is equal to or greater than the 45 trading day volatility of the Common Stock during the 45 trading day period ending on the date on which such transaction is publicly disclosed, and (d) the market capitalization of the Company, based on the last sale price of the Common Stock on the date which is 45 trading days after the date on which such transaction is publicly disclosed is equal to or greater than the market capitalization of the Company on the date immediately before the date on which such transaction is publicly disclosed (in each case, with respect to the foregoing clauses (a) through (d), as reported by Bloomberg).

        (iv) No sooner than ten (10) business days nor later than five (5) business days prior to the consummation of a Major Transaction, but not prior to the public announcement of such Major Transaction, the Company shall deliver written notice ("Notice of Major Transaction") to each holder of a Warrant, which Notice of Major Transaction shall be deemed to have been delivered one (1) business day after the Company's sending such notice by telecopy (provided that the Company sends a confirming copy of such notice on the same day by overnight courier) of such Notice of Major Transaction. Such Notice of Major Transaction shall indicate the amount and type of the Major Transaction Consideration which such holder of a Warrant would receive under this Section. If the Major Transaction Consideration is cash and does not consist entirely of United States currency, such holder may elect to receive United States currency in an amount equal to the value of the Major Transaction Consideration in lieu of the Major Transaction Consideration by delivering notice of such election to the Company within five (5) days of such holder's receipt of the Notice of Major Transaction.

               (f) Distribution of Assets. In case the Company shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a partial liquidating dividend, by way of return of capital or otherwise (including any dividend or distribution to the Company's shareholders of cash or shares (or rights to acquire shares) of capital stock of a subsidiary) (a "Distribution"), at any time after the initial issuance of this Warrant, then the Holder shall be entitled upon exercise of this Warrant for the purchase of any or all of the shares of Common Stock subject hereto, to receive the amount of such assets (or rights) which would have been payable to the Holder had such Holder been the holder of such shares of Common Stock on the record date for the determination of shareholders entitled to such Distribution, provided that such exercise shall have occurred on or before the payment date for such Distribution.

               (g)    Intentionally omitted.

               (h) Minimum Adjustment of Exercise Price. No adjustment of the Exercise Price shall be made in an amount of less than one percent (1%) of the Exercise Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than one percent (1%) of such Exercise Price.

               (i)    [Intentionally Omitted]

               (j)    Other Notices.  In case at any time:

                      (i) the Company shall declare any dividend upon the Common Stock payable in shares of stock of any class or make any other distribution to the holders of the Common Stock;

                      (ii) the Company shall offer for subscription pro rata to the holders of the Common Stock any additional shares of stock of any class or other rights;

                      (iii) there shall be any capital reorganization of the Company, or reclassification of the Common Stock, or consolidation or merger of the Company with or into, or sale of all or substantially all of its assets to, another corporation or entity; or

                      (iv)   there   shall  be  a   voluntary   or   involuntary
dissolution, liquidation or winding-up of the Company;

then, in each such case, the Company shall give to the Holder (a) notice of the date on which the books of the Company shall close or a record shall be taken for determining the holders of Common Stock entitled to receive any such dividend, distribution or subscription rights or for determining the holders of Common Stock entitled to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, notice of the date (or, if not then known, a reasonable approximation thereof by the Company) when the same shall take place. Such notice shall also specify the date on which the holders of Common Stock shall be entitled to receive such dividend, distribution or subscription rights or to exchange their Common Stock for stock or other securities or property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, as the case may be. Such notice shall be given at least thirty (30) days prior to the record date or the date on which the Company's books are closed in respect thereto, but in no event earlier than public announcement of such proposed transaction or event. Failure to give any such notice or any defect therein shall not affect the validity of the proceedings referred to in clauses (i), (ii), (iii) and (iv) above.

               (k)    Certain Definitions.

                      (i) "Common Stock Deemed Outstanding" shall mean the number of shares of Common Stock actually outstanding (not including shares of Common Stock held in the treasury of the Company), plus (x) in case of any adjustment required by Section 4(a) resulting from the issuance of any Options, the maximum total number of shares of Common Stock issuable upon the exercise of the Options for which the adjustment is required (including any Common Stock issuable upon the conversion of Convertible Securities issuable upon the exercise of such Options), and (y) in the case of any adjustment required by
Section 4(a) resulting from the issuance of any Convertible Securities, the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of the Convertible Securities for which the adjustment is required, as of the date of issuance of such Convertible Securities, if any.

                      (ii) "Market Price," as of any date, (i) means the average of the Closing Bid Prices for the shares of Common Stock as reported to Nasdaq for the ten (10) trading days immediately preceding, but not including, such date; provided, however, that in no event, shall the Market Price be greater than the Closing Bid Price on the day immediately preceding the determination date, or (ii) if Nasdaq is not the principal trading market for the Common Stock, the average of the last reported bid prices on the principal trading market for the Common Stock during the same period, or, if there is no bid price for such period, the last reported sales price for such period, or (iii) if market value cannot be calculated as of such date on any of the foregoing bases, the Market Price shall be the fair market value as reasonably determined by an investment banking firm selected by the Company and reasonably acceptable to the Holders of a majority in interest of the Warrant, with the costs of the appraisal to be borne by the Company. The manner of determining the Market Price of the Common Stock set forth in the foregoing definition shall apply with respect to any other security in respect of which a determination as to market value must be made hereunder.

                      (iii) "Common Stock," for purposes of this Section 4, includes the Common Stock and any additional class of stock of the Company having no preference as to dividends or distributions on liquidation, provided that the shares purchasable pursuant to this Warrant shall include only Common Stock in respect of which this Warrant is exercisable, or shares resulting from any subdivision or combination of such Common Stock, or in the case of any reorganization, reclassification, consolidation, merger, or sale of the character referred to in Section 4(e) hereof, the stock or other securities or property provided for in such Section.

               (l) Key  Officer or  Director  Transfers.  If any Key Officer (as
defined  below)
or Insider Directors (as defined below) (or, in each case, any member of his/her family or any trust or other entity for the benefit of him/her or of any member of his/her family, or any of his affiliates under federal securities law), during the period beginning on the date of the Closing and ending on the date that is six (6) months after the Registration Statement (as defined in the Registration Rights Agreement) required pursuant to Section 2.1 of the Registration Rights Agreement is declared effective (provided that such period shall be extended to the extent of any Registration Suspension (as defined in the Registration Rights Agreement)) (the "Transfer Period"), and while a Key Officer or Insider Director, directly or indirectly, offers, sells, transfers, assigns, pledges or otherwise disposes of any shares of Common Stock, or any securities directly or indirectly convertible into or exercisable or exchangeable for, or warrants, options or rights to purchase or acquire shares of Common Stock (all such securities, "Options") or enters into any agreement, contract, arrangement or understanding with respect to any such offer, sale, transfer, assignment or other disposition of any Common Stock or Options or provides or files any public notice, including pursuant to Rule 144 of the Securities Act, of a bona fide intent to dispose of a specified amount of Common Stock or Options (an "Executive Transfer"), then the Exercise Price for each such Executive Transfer shall be adjusted to be reduced by twenty (20%) percent of that Exercise Price calculated pursuant to this Warrant; provided, however that a Key Officer or Insider Director (and all such entities for the benefit of any member of his/her family, and all such affiliates, collectively) may in the aggregate sell during the portion of the Transfer Period which is following effectiveness of such Registration Statement up to ten percent (10%) of his/her total holdings of Common Stock on a fully diluted basis as of July 31, 2000 without triggering any adjustments pursuant to this section 4(l). Any inadvertent Executive Transfer in excess of such 10% limit shall not trigger the adjustments described in this Section 4(l) if such Transfer is reversed or offset by a purchase promptly after the discovery thereof. For purposes of this Section, a Key Officer shall mean individuals listed on Schedule 8.2(a) of the Securities Purchase Agreement and any individual who assumes or performs any of the duties of any Key Officer and the Insider Directors shall mean individuals listed in Schedule 8.2(b) of the Securities Purchase Agreement. For purposes of clarification, and without implication that the contrary would otherwise be true, each such Executive Transfer during the Transfer Period shall result in a reduction of the Exercise Price by twenty percent (20%) and such reductions, in addition to any other adjustments to the Exercise Price pursuant to this Warrant, shall be cumulative. For example, if a Key Officer makes an Executive Transfer when the Exercise Price is $10.00, the Exercise Price would be reduced to $8.00. If the Common Stock subsequently undergoes a two-for- one split, the Exercise Price would be reduced to $4.00. If, subsequent to the split, the same or another Key Officer makes an Executive Transfer, the Exercise Price would be further reduced to $3.20. Notwithstanding the foregoing, any Key Officer or Insider Director shall be entitled to make Permitted Transfers (as defined below) without limitation and any Permitted Transfer shall not be included in any computation of the 10% limitation set forth in the preceding paragraph. The term "Permitted Transfer" shall mean (i) any assignment, gift or other transfer to any child, spouse, or other family member or trust for the benefit of any family member, provided that further transfers by any such transferees shall continue to be subject to this Section 4 or (ii) any bona fide gift to any charitable organization.

        5.     Intentionally omitted.

        6. Issue Tax. The issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the Holder of such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the Holder.

        7. No Rights or Liabilities as a Shareholder. This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company. No provision of this Warrant, in the absence of affirmative action by the Holder to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

        8.     Transfer, Exchange, Redemption and Replacement of Warrant.

               (a) Restriction on Transfer. No Holder may assign this Warrant or any portion thereof without the prior written consent of the Company. Notwithstanding the foregoing, a Holder may transfer a proportionate amount of this Warrant without the consent of the Company to any person to whom Preferred Stock is assigned in accordance with the terms of the Certificate of Designation so long as such transferee is an accredited investor and such permitted transferee shall be subject to the provisions of this Warrant and the Securities Purchase Agreement, including, without limitation, this Section 8(a). In addition, this Warrant may be pledged, and all rights of the Holder under this Warrant may be assigned, without further consent of the Company, to a bona fide pledgee, subject to the provisions of this Warrant and the Securities Purchase Agreement, including, without limitation, this Section 8(a).

        Subject to the preceding paragraph, this Warrant and the rights granted to the Holder are transferable, in whole or in part, upon surrender of this Warrant, together with a properly executed assignment in the form of the Form of Assignment attached hereto as Exhibit 2, at the office or agency of the Company referred to in Section 8(e) below, provided, however, that any transfer or assignment shall be subject to the provisions of Section 5.1 and 5.2 of the Securities Purchase Agreement. Until due presentment for registration of transfer on the books of the Company, the Company may treat the registered holder hereof as the owner and holder hereof for all purposes, and the Company shall not be affected by any notice to the contrary. Notwithstanding anything to the contrary contained herein, the registration rights described in Section 9 hereof are assignable only in accordance with the provisions of the Registration Rights Agreement.

               (b) Warrant Exchangeable for Different Denominations. This Warrant is exchangeable, upon the surrender hereof by the Holder at the office or agency of the Company referred to in Section 8(e) below, for new Warrants, in the form hereof, of different denominations representing in the aggregate the right to purchase the number of shares of Common Stock which may be purchased hereunder, each of such new Warrants to represent the right to purchase such number of shares as shall be designated by the Holder of at the time of such surrender, up to the number so designated.

               (c) Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant or, in the case of any such loss, theft, or destruction, upon delivery, of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant, in the form hereof, in such denominations as Holder may reasonably request.

               (d) Cancellation; Payment of Expenses. Upon the surrender of this Warrant in connection with any transfer, exchange, or replacement as provided in this Section 8, this Warrant shall be promptly canceled by the Company. The Company shall pay all issuance taxes (other than securities transfer taxes) and charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 8.

               (e) Warrant Register. The Company shall maintain, at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the Holder), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

               (f) No Five Percent Holders. Notwithstanding anything to the contrary contained herein, the Warrant shall not be exercisable by the Holder to the extent (but only to the extent) that, if exercisable by Holder, Holder would beneficially own in excess of 4.9% (the "Applicable Percentage") of the shares of Common Stock. For the purposes of this paragraph, beneficial ownership and all determinations and calculations, including without limitation, with respect to calculations of percentage ownership, shall be determined in accordance with
Section 13(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), as amended, and Regulation 13D and G thereunder. For clarification, it is expressly a term of this Warrant that the limitations contained in this Section shall apply to each successor Holder. The holders of Common Stock of the Company shall be third-party beneficiaries of this Section 8(f) and the Company may not waive this Section 8(f) without the consent of holders of a majority of its Common Stock.

        (g)    Redemption of Warrant.

        Provided (a) the Company has timely honored all previous exercises of Warrants, except to the extent Holder has not been damaged by such a failure or if damaged, has been fully compensated therefor, (b) resale of all of the Common Stock issuable upon the exercise of this Warrant is covered by an effective Registration Statement, (c) all such Common Stock can be sold pursuant thereto at all times during the period from the date which is twenty (20) trading days prior to the delivery of the Warrant Redemption Notice until the date on which such Redemption becomes effective (the "Redemption Effective Time"), (d) all other Liquidity

Conditions (as defined in Article III of the Certificate of Designation) are then satisfied and have been satisfied for the twenty (20) immediately preceding business days, (e) the Company has not failed to remove a legend at the request of a Purchaser if the Company is required to do so under Section 5.1 of the Securities Purchase Agreement, except to the extent Holder has not been damaged by such a failure or if damaged, has been fully compensated therefor, (f) the Company is not then in violation of any of its material obligations under the Securities Purchase Agreement, the Registration Rights Agreements, or the terms of the Preferred Stock (which violations remain uncured), and (g) the Closing Bid Price of the Common Stock for the ten (10) consecutive trading days preceding the delivery of the Warrant Redemption Notice is greater than two hundred percent (200%) of the then-effective Exercise Price, the Company may, by notice delivered to the Holders (the "Warrant Redemption Notice"), cause each Warrant outstanding on the date which is ten (10) days after delivery of such Warrant Redemption Notice to be automatically redeemed on such date for a redemption price equal to the product of $.01 times the number of shares of Common Stock into which such Warrant is then exercisable, except as to any Holder who elects otherwise in the event that a Bankruptcy Event has occurred and is continuing.

        9. Registration Rights. The initial holder of this Warrant (and certain assignees thereof) is entitled to the benefit of such registration rights in respect of the Warrant Shares as are set forth in the Registration Rights Agreement.

        10. Notices. Any notice herein required or permitted to be given shall be in writing and may be personally served or delivered by courier or by confirmed telecopy, and shall be deemed delivered at the time and date of receipt (which shall include telephone line facsimile transmission). The addresses for such communications shall be:

               If to the Company:

                      THCG, INC.
                      650 Madison Avenue, 21st Floor
                      New York, NY 10022
                      Telecopy: (212)223-0161
                      Attention: Adi Raviv


                      with a copy to:

                      KRAMER LEVIN NAFTALIS & FRANKEL LLP
                      919 Third Avenue
                      New York, NY 10022
                      Telecopy: (212)715-8000
                      Attention: Peter S. Kolevzon, Esq.

and if to the Holder, at such address as Holder shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this Section 10.

        11. Governing Law; Jurisdiction. This Warrant shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York. The Company irrevocably consents to the jurisdiction of the United States federal courts located in the State of New York in any suit or proceeding based on or arising under this Warrant and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company agrees that a final nonappealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

        12.    Miscellaneous.

               (a) Amendments. This Warrant and any provision hereof may only be amended by an instrument in writing signed by the Company and the Holder.

               (b) Descriptive Headings. The descriptive headings of the several Sections of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

               (c) Cashless Exercise. Notwithstanding anything to the contrary contained in this Warrant, this Warrant may be exercised by presentation and surrender of this Warrant to the Company at its principal executive offices with a written notice of the Holder's intention to effect a cashless exercise, including a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof (a "Cashless Exercise"). In the event of a Cashless Exercise, in lieu of paying the Exercise Price in cash, the Holder shall surrender this Warrant for the number of shares of Common Stock determined by multiplying the number of Warrant Shares to which it would otherwise be entitled by a fraction, the numerator of which shall be the difference between the then current Market Price per share of the Common Stock and the Exercise Price, and the denominator of which shall be such then current Market Price per share of Common Stock. Notwithstanding anything in this Section 12(c) or elsewhere in this Warrant to the contrary, no Cashless Exercise may be made at any time at which a registration statement covering the sale by the Holder of all Warrant Shares to be received upon exercise hereof is effective and available for use by such Holder for such sale.


                                      * * *

        IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.



                                         THCG, Inc.

                                         By:
                                         Name:
                                         Title:

EXHIBIT 1 TO STOCK PURCHASE WARRANT

                           FORM OF EXERCISE AGREEMENT

         (To be Executed by the Holder in order to Exercise the Warrant)

        The undersigned hereby irrevocably exercises the right to purchase ____________ of the shares of common stock of THCG, Inc., a Delaware corporation (the "Company"), evidenced by the attached Warrant, and [herewith makes payment of the Exercise Price with respect to such shares in full/ elects to effect a Cashless Exercise pursuant to the terms of the Warrant, pursuant to which the undersigned is surrendering the right to purchase __________ shares for an Exercise Price of $__________, with the current Market Price being $_________], all in accordance with the conditions and provisions of said Warrant.

        (i) The undersigned agrees not to offer, sell, transfer or otherwise dispose of any Common Stock obtained on exercise of the Warrant, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

        (ii) The undersigned requests that stock certificates for such shares be issued, and a Warrant representing any unexercised portion hereof be issued, pursuant to the Warrant in the name of the Holder (or such other person or persons indicated below) and delivered to the undersigned (or designee(s) at the address (or addresses) set forth below:

Date:
                                              Signature of Holder


                                              Name of Holder (Print)

                                              Address:

EXHIBIT 2 TO THE STOCK PURCHASE WARRANT

                               FORM OF ASSIGNMENT

        FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers all rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock covered thereby set forth hereinbelow, to:

Name of Assignee                    Address                      No. of Shares


and hereby irrevocably constitutes and appoints ______________________________ as agent and attorney-in-fact to transfer said Warrant on the books of the within-named corporation, with full power of substitution in the premises.


Date:____________, _____,

In the presence of


                                   Name:


                                   Signature:
                                   Title of  Signing  Officer or Agent (if any):

                                   Address:



                                    Note:   The above signature should
                                            correspond exactly with the
                                            name on the face of the within
                                            Warrant.


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